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                                                                     EXHIBIT 21

                          SUBSIDIARIES OF THE COMPANY


Name of Subsidiary                           State of Incorporation or Formation
------------------                           -----------------------------------
Western Water Services Company               California

YG Procyon Corporation                       California

Cherry Creek Water Company                   Colorado